Exhibit 10.15.5

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

DEED OF TRUST
(WITH SECURITY AGREEMENT AND ASSIGNMENT OF RENTS)

STATE OF TEXAS	§	
	§	**KNOW ALL MEN BY THESE PRESENTS:**
COUNTY OF BEXAR	§	

THAT, as of March 26, 2021, AIU 8800 VILLAGE DRIVE, LLC, a Delaware limited liability company ("Grantor"), whose mailing address is 8800 Village Drive, Suite 106, San Antonio, Bexar County, Texas 78217, in consideration of the debt and trust hereinafter mentioned, does hereby **GRANT, BARGAIN, SELL, TRANSFER, ASSIGN,** and **CONVEY** unto Barry D. Johnson, Trustee ("Trustee"), whose mailing address is 3333 Lee Parkway, 8th Floor, Dallas, Dallas County, Texas 75219 , the following described property:

1. **Real Property.** The real estate situated in Bexar County, Texas, which is more particularly described in Exhibit "A" attached hereto and made a part hereof by reference for all purposes, together with all buildings, structures, and other improvements (such buildings, structures, and other improvements being hereinafter sometimes called the "Improvements") now or hereafter situated thereon (such real estate, and Improvements being hereinafter sometimes called the "Land").

2. **Fixtures and Personal Property.** All fixtures, equipment, and personal property in which Grantor now has, or at any time hereafter acquires, an interest, and which are now, or at any time hereafter, either a part of the Land or situated in, on, or about the Land and utilized in connection with the operation of the Land, or acquired or delivered to the Land for use or incorporation in construction of any improvements on the Land, including, but not limited to, building and construction materials and equipment; all plans and specifications for improvements to be placed on the Land; all contracts and subcontracts relating to the Land; all deposits (including tenant's security deposits), funds, accounts, contract rights, instruments, documents, general intangibles (including trademarks, trade names, and symbols used in connection therewith), with notes or chattel paper arising from or by virtue of any transactions related to the Land; all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Land; all proceeds arising from or by virtue of the sale, lease, or other disposition of any of the real or personal property described herein; all heating, lighting, refrigeration, plumbing, ventilating, incinerating, water-heating, cooking, communications, electrical, dish-washing and air-conditioning equipment, and all appliances, furniture, engines, machinery, elevators, pumps, motors, compressors, boilers, condensing units, doors, windows, window screens, disposals, range hoods, tables, chairs, drapes, rods,

beds, springs, mattresses, lamps, bookcases, cabinets, sprinklers, hose, tools, lawn equipment, sofas, dressers, mirrors, televisions, radios, speakers, electrical wiring, pipe and floor coverings, and all renewals, replacements, and substitutions thereof and additions thereto (all property described or referred to in this paragraph sometimes called "Accessories"). Grantor agrees that the Accessories are and will be a part of and affixed to the Land.

3. **Other Property.** All other interest of every kind and character which Grantor now has or at any time hereafter acquires in and to the property described or referred to in paragraphs 1 and 2 preceding, including but not limited to proceeds from the condemnation or threatened condemnation of the Land and the proceeds of any and all insurance covering the Land, and all property which is used in connection with the operation of the Land and Accessories.

All properties, rights, and interests described or referred to in paragraphs 1, 2, and 3 preceding are sometimes referred to collectively as the "Property".

4. **Leasehold Estates.** In the event the estate of the Grantor in and to any of the Property is a leasehold estate, this conveyance shall include, and the lien, security interest, and assignment created hereby shall encumber and extend to all other further or additional title, estates, interest, or rights which may exist now or at any time be acquired by Grantor in or to the Property demised under the lease creating such leasehold estate and including Grantor's rights, if any, to the Property demised under such lease and, if fee simple title to any of such Property shall ever become vested in the Grantor such fee simple interest shall be encumbered by this Deed of Trust in the same manner as if Grantor had fee simple title to said Property as of the date of execution hereof.

TO HAVE AND TO HOLD the above-described Property, together with all improvements thereon and all the rights, hereditaments, and appurtenances in anywise appertaining or belonging thereto, unto Trustee, and his successors or substitutes in this trust, and his and their assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof.

Grantor, for Grantor and Grantor's successors, hereby agrees to warrant and forever defend, all and singular, the Property unto Trustee, and his successors or substitutes in this trust, and his and their assigns, in trust and for the uses and purposes hereinafter set forth, forever.

Grantor hereby grants to Holder and its successors and assigns, a security interest in the Property, and each and every part thereof, and in all proceeds from the sale, lease, or other disposition thereof and in all sums, proceeds, funds, and reserves described or referred to in Section 5.7, 5.8, and 5.9 hereof; provided that the grant of a security interest in proceeds shall not be deemed to authorize any action otherwise prohibited herein. The security interest created hereby is specifically intended to cover and include all Leases (as such term is defined in Section 4.1 hereof), together with all the right, title, and interest of Grantor, as lessor thereunder, including, without limiting the generality of the foregoing, the present, and continuing right to make claim for, collect, receive, and receipt for any and all of the rents, income, revenues, issues, and profits and monies payable as damages or in lieu of rent and

monies payable as the purchase price of the Property or any part thereof or of awards or claims for money and other sums of money payable or receivable thereunder howsoever payable, and to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which Grantor or any lessor is or may become entitled to do under the Leases, provided, that this provision shall neither impair nor diminish any obligation of Grantor under the Leases, nor shall any obligation be imposed upon Holder.

ARTICLE I.
The Obligation

Section 1.1 Holder and Obligation. This Deed of Trust [as used herein, the expression "this Deed of Trust" shall mean this Deed of Trust (with Security Agreement and Assignment of Rents)] and all rights, title, interest, liens, security interest, powers, and privileges created hereto or arising by virtue hereof, are given to secure payment and performance of the following indebtedness, obligations, and liabilities: **(a)** the indebtedness(es) evidenced by that certain promissory note of even date herewith (the "Note") executed by Grantor, payable to the order of **EQUITY SECURED FUND I, LLC** ("Holder") whose mailing address for payments is P.O. Box 2327, Georgetown, Texas 78627 in the principal amount of **ONE MILLION AND NO/100 DOLLARS ($1,000,000.00)**, bearing interest as therein specified, containing an attorney's fee clause, interest and principal being payable as therein specified, and finally maturing as therein specified; **(b)** all indebtedness, obligations, and liabilities arising pursuant to the provisions of this Deed of Trust, the Note, any guaranty agreement or such other documents evidencing, securing or pertaining to the indebtedness(es) referred to in subsection (a) of this Section 1.1, as shall from time to time be executed and delivered to Holder by Grantor, any guarantor or any other party (collectively, the "Loan Documents"); **(c)** all other and any additional debts, obligations, and liabilities of every kind and character of Grantor whether now or hereafter existing in favor of Holder, regardless of whether such debts, obligations, and liabilities be direct or indirect, primary, secondary, joint, several, joint and several, fixed, or contingent; and **(d)** any and all renewals, modifications, rearrangements, amendments, or extensions of all or any part of the indebtedness, obligations, and liabilities described or referred to in Subsections 1.1(a), 1.1(b), and 1.1(c) preceding. The word "Obligation", as used herein, shall mean all of the indebtedness, obligations, and liabilities described or referred to in Subsections 1.1(a), 1.1(b), and 1.1(c) preceding and as described and referred to in this subsection 1.1(d). The word "Holder", as used herein, shall mean the Holder named in Subsection 1.1(a) above and all subsequent Holders of the Obligation at the time in question.

ARTICLE II.
Certain Representations; Warranties, and Covenants of Grantor

Section 2.1 Warranties and Representations. Grantor represents, warrants, and undertakes that **(a)** Grantor has full right and authority to execute and deliver this Deed of Trust; and **(b)** unless specifically provided herein to the contrary, Grantor has in its own right good and indefeasible title in fee simple to the Property free from any encumbrance superior to the indebtedness hereby secured.

Section 2.2 Covenants. Grantor, and Grantor's successors and permitted assigns hereunder, covenants, agrees, and undertakes to: **(a)** pay, or cause to be paid, before delinquent, all taxes and assessments of every kind or character in respect to the Property, or any part thereof, from time to time, upon request of Holder, to furnish to Holder evidence satisfactory to Holder of the timely payment of such taxes and assessments and governmental charges; **(b)** purchase policies of insurance with respect to the Property with such insurers, in such amounts and covering such risks as shall be satisfactory to Holder, including, but not limited to, **(1)** owner's and contractors' policies of comprehensive general public liability insurance; **(2)** hazard insurance against all risks of loss, including collapse, in an amount not less than the full replacement cost of all Improvements, including the cost of debris removal, with annual agreed amount endorsement and sufficient at all times to prevent Grantor from becoming a co-insurer, such insurance prior to completion of the Improvements to be in builder's risk form on a non-reporting basis and including coverage for all materials and equipment, wherever located, intended to be installed in or utilized in the construction of the Improvements; **(3)** if the Property is in a "Flood Hazard Area", a flood insurance policy, or binder therefor, in an amount equal to the principal amount of the Note or the maximum amount available under the Flood Disaster Protection Act of 1973, and regulations issued pursuant thereto, as amended from time to time, whichever is less, in form complying with the "insurance purchase requirements" of that act; **(4)** such policies of mortgagee's title insurance insuring the validity and priority of this Deed of Trust and any future renewals or extensions of this Deed of Trust, including any such mortgagee's title insurance which the Holder may require during the term of the Obligation to supplement or replace any mortgagee's title policy earlier provided to Holder insuring the validity and priority of the Deed of Trust; and **(5)** such other insurance, if any, as Holder may require from time to time, or which is required by the Loan Documents; **(c)** cause all insurance carried in accordance with Section 2.2(b) to be payable to Holder as a mortgagee, to deliver the original policies of insurance carried by each Lessee (as that term is hereinafter defined) for the benefit of Grantor, and to cause all such policies to be payable to Holder as its interest may appear; **(d)** pay, or cause to be paid, all premiums for such insurance at least ten (10) days before such premiums become due, furnish to Holder satisfactory proof of the timeliness of such payments and deliver all renewal policies to Holder at least ten (10) days before the expiration date of each expiring policy; **(e)** comply with all federal, state, or municipal laws, rules, ordinances, and regulations applicable to the Property and its ownership, use and operation, including but not limited to maintenance of the Property in compliance with the Americans with Disabilities Act of 1990, and comply with all, and not violate any, easements, restrictions, agreements, covenants, and conditions with respect to or affecting the Property or any part thereof; **(f)** at all times maintain, preserve, and keep the Property in good repair and condition and presenting a first-class appearance, and from time to time make all necessary and proper repairs, replacements, and renewals, and not commit or permit any waste on or of the Property, and not do anything to the Property that may impair its value; **(g)** promptly pay all bills for labor and materials incurred in connection with the Property and never permit to be created or to exist in respect to the Property or any part thereof any lien or security interest even though inferior to the liens and security interest hereof for any such bill, and in any event never permit to be created or exist in respect to the Property or any part thereof any other or additional lien or security interest on a parity with or superior to any of the liens or security interest hereof; **(h)** at any time, and from time to time, upon request of Holder, forthwith, execute and deliver to Holder any and all additional instruments and further assurances, and do all other acts and things, as may be reasonably

necessary or proper, in Holder's opinion, to effect the intent of these presents, more fully evidence and perfect the rights, titles, liens, and security interests herein created or intended to be created and to protect the rights, remedies, powers, and privileges of Holder hereunder; **(i)** from time to time, upon request of Holder, promptly furnish to Holder financial statements and reports and appraisals relating to the Grantor and the Property as required in the Loan Documents; **(j)** continuously maintain Grantor's existence and its right to do business in Texas; **(k)** pay and perform all of the Obligation in accordance with the terms thereof or of this Deed of Trust; **(l)** at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Deed of Trust, or upon any rights, titles, liens, or security interests created hereby, or upon the Obligation, or any part thereof, immediately pay all such taxes; provided that, in the alternative, Grantor may, in the event of the enactment of such a law, and must, if it is unlawful for Grantor to pay such taxes, prepay the Obligation in full within sixty (60) days after demand therefor by Holder; **(m)** at any time and from time to time, furnish promptly upon request of Holder a written statement or affidavit, in such form as shall be satisfactory to Holder, stating the unpaid balance of the Obligation and that there are no offsets or defenses against full payment of the Obligation and the terms hereof, or, if there are any such offsets or defenses, specifying them; **(n)** punctually and properly perform all of Grantor's covenants, duties, and liabilities under any other security agreement, mortgage, deed of trust, collateral pledge agreement, contract, or assignment of any kind now or hereafter existing as security for or in connection with payment of the Obligation, or any part thereof (each such security agreement being herein called "other security instrument"); **(o)** allow Holder from time to time to inspect the Property and all records relating thereto or to the Obligation, and to make and take away copies of such records; **(p)** not cause or permit the Accessories, or any part thereof, to be removed from the county and state where the Land is located, except items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes having a value equal to or greater than the replaced items when new; **(q)** not without the prior written consent of Holder sell, trade, transfer, assign, or exchange or otherwise dispose of (or suffer or permit any of the same to occur with respect to) **(1)** any capital stock of Grantor if Grantor is a corporation or **(2)** any partnership interest either general or limited if Grantor is a partnership, except by devise, descent, or operation of law upon the death of a shareholder, partner, or joint venturer, as the case may be; and **(r)** pay, or cause to be paid, any and all attorneys' fees, filing fees and expenses incurred by Holder for the preparation and recordation of any and all legal instruments which the Holder may require at the time of the creation of this Obligation (including this Deed of Trust and/or any and all other instruments which Holder may require in connection herewith) or which Holder may require during the term of the Obligation.

Section 2.3 Hazardous Waste Warranty and Representation of Grantor. Grantor represents and warrants that after making all appropriate inquiries, the following statements are true:

(1) no industrial activities that could have resulted in environmental contamination of the Property have occurred on the Property to Grantor's knowledge, including without limitation, storage, treatment or disposal of hazardous substances;

(2) no report, analysis, study or other document identifies any harmful or friable asbestos or hazardous contaminants on the Property to Grantor's knowledge; and

(3) the Property contains no harmful or friable asbestos, hazardous wastes or other hazardous substances to Grantor's knowledge.

At its sole cost and expense Grantor shall comply with all federal, state and local laws, regulations and orders with respect to the discharge and removal of hazardous or toxic substances, pay immediately when due the cost of removal of any such substances, and keep the Property free of any lien imposed pursuant to such laws, regulation and orders. In addition, Grantor shall not install or permit to be installed in the Property any friable asbestos or any substance containing asbestos and deemed hazardous by applicable federal, state and local laws, regulations and orders. In addition to the remedies set forth elsewhere in the Deed of Trust or other collateral documents concerning the Obligation herein secured as to default by Grantor, Holder may cause the Property to be freed from the hazardous wastes, contaminants or asbestos, and in such event, the cost of the removal shall be secured by this Deed of Trust, shall be payable by Grantor on demand and shall bear interest at the default interest rate provided in the Promissory Note secured by this Deed of Trust from the date advanced until paid. Grantor shall give to Holder and its agents and employees access to the Property for such purpose, and hereby grants to Holder a license to remove the hazardous wastes, contaminants or asbestos from the Property. Grantor shall indemnify, defend and hold Holder harmless from and against any and all liability, loss or damage (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Holder may incur as a result of or in connection with the assertion against Grantor of any claim relating to the presence or removal of any hazardous wastes, contaminants or asbestos from the Property, or relating to compliance with any applicable federal, state or local laws, regulations or orders relating thereto.

Grantor warrants and represents that to Grantor's knowledge there are no toxic wastes or hazardous substances in the building materials used to construct the improvements located on the Property, and that Grantor shall indemnify and hold Holder and Trustee harmless from any and all claims, costs or expenses (including defense costs and reasonable attorneys' fees) arising out of, relating to or in any manner connected with the breach of any such warranty or representation. Further, Grantor shall indemnify and hold Holder and Trustee harmless from any and all claims, costs or expenses (including defense costs and reasonable attorneys' fees) arising out of, relating to, or in any manner connected with any toxic wastes, brought onto or made on the Property by Grantor, its agents, employees, invitees, partners, or tenants, their agents, employees or invitees. Grantor agrees that any violation of Grantor's warranties in this paragraph will entitle Holder to specific performance or any other remedy available at law and parties agree that any applicable statute of limitations is hereby tolled from date of execution hereof until Holder has actual knowledge of any such violation of warranty.

ARTICLE III.
Respecting Defaults and Remedies of Holder

Section 3.1 Default. The term "default", as used herein, shall mean the occurrence of one or more of the following events: **(a)** the failure of Grantor to pay any sum of money in accordance with the Obligation, or any part thereof, on the date on which the payment is due; **(b)** the failure of Grantor punctually and properly to perform any covenant, agreement, undertaking, or condition contained herein, or in the Note, or any renewal, modification, rearrangement, amendment, or extension thereof, or in the Loan Documents, or in any other security instrument which secures the Note or the Obligation due; **(c)** a default under any mortgage or security interest which covers or affects the Property; or **(d)** Holder believes that the prospect of payment or the prospect of performance of any other of Grantor's agreements under the Obligation or any documents collateral thereto is impaired.

Section 3.2 Holder's Remedies Upon Default. Upon a default, Holder may, at its option, do any one or more of the following:

(a) If Grantor has failed to keep or perform any covenant whatsoever contained in this Deed of Trust, Holder may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be a part of the Obligation, and Grantor promises, upon demand, to pay to Holder, at the place where the Note is payable, or at such other place as Holder may direct by written notice, all sums so advanced or paid by Holder, with interest from the date when paid or incurred by Holder at the rate provided in the Note. No such payment by Holder shall constitute a waiver of any default. In addition to the liens and security interest hereof, Holder shall be subrogated to all rights, titles, liens, and security interest securing the payment of any debt, claim, tax, or assessment for the payment of which Holder may make an advance, or which Holder may pay.

(b) Unless otherwise modified herein, Holder may, without notice, demand, or presentment, which are hereby waived by Grantor and all other parties obligated in any manner whatsoever on the Obligation, declare the entire unpaid balance of the Obligation immediately due and payable, and upon such declaration, the entire unpaid balance of the Obligation shall be immediately due and payable. Grantor hereby waives all notices allowed by law, including without limitation, demand, presentment, notice of dishonor, protest, notice of intent to accelerate maturity and notice of acceleration.

(c) Holder may request Trustee to proceed with foreclosure, and in such event Trustee is hereby authorized and empowered, and it shall be his special duty, upon such request of Holder, to sell the Property, or any part thereof, to the highest bidder or bidders for cash, at the courthouse door of the county in the State of Texas wherein such Land or any part thereof then subject to the lien hereof is situated; provided that if such Land is situated in more than one county such sale of the Property, or part thereof, may be made in any county in the State of Texas wherein any part of the Land then subject to the lien hereof is situated. Any such sale shall be made at a public

auction, between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month except as otherwise provided in applicable law of the State of Texas House [Bill 1128] Civil Practice and Remedies Code and the Property Code, after a written or printed notice has been posted at the courthouse door in the county, or if more than one, then in each of the counties, wherein the Land subject to the lien hereof is situated, which notice shall designate the county where the Property, or any part thereof, will be sold, and which notice shall be posted at least twenty-one (21) days prior to the date of the sale. If then required by applicable law of the State of Texas, notice of the proposed sale shall be given also by filing, at least twenty-one (21) days before the date of the sale, a copy of such notice in the office of the county clerk of the county, or if more than one, then of each of the counties, wherein the Land to be sold is situated, which notice shall designate the county in which the sale is to be made.

At least twenty-one (21) days preceding the date of sale, Holder shall serve written notice of the proposed sale by certified mail on each debtor obligated to pay the Obligation according to the records of the Holder. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to such debtor at the most recent address as shown by the records of the Holder, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. After such sale, Trustee shall make good and sufficient deeds and assignments to the purchaser or purchasers thereunder in the name of Grantor, conveying the Property, or any part thereof, so sold to the purchaser or purchasers with general warranty of title by Grantor. Sale of a part of the Property shall not exhaust the power of sale, but sales may be made from time to time until the Obligation is paid and performed in full. It shall not be necessary to have present or to exhibit at any such sale any of the Accessories. In addition to the rights and powers of sale granted under the preceding provisions of this Subsection 3.2(c), if default is made in the payment of any installment of the Obligation, Holder may, at its option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Obligation to be due and payable, orally or in writing direct Trustee to enforce this trust and to sell the Property subject to such unmatured indebtedness and the liens and security interest securing its payment, in the same manner, all as provided in the preceding provisions of this Subsection 3.2(c). After such sale, Trustee shall make due conveyance to the purchaser or purchasers. Sales made without maturing the Obligation may be made hereunder whenever there is a default in the payment of any installment of the Obligation, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this Subsection 3.2(c), the unmatured balance of the Obligation (except as to any proceeds of any sale which Holder may apply as prepayment of the Obligation) or the liens and security interests securing payment of the Obligation. It is intended by each of the foregoing provisions of this Subsection 3.2(c) that Trustee may, after any request or direction by Holder, sell, not only the Land but also the Accessories and other interests constituting a part of the Property, or any part thereof, along with the Land, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. It is agreed that, in any deed or deeds given by

Trustee, any and all statements of fact or other recitals therein made as to the identity of Holder, or as to the occurrence or existence of any default, or as to the acceleration of the maturity of the Obligation, or as to the request to sell, notice of sale, time, place, terms, and manner of sale, and receipt, distribution, and application of the money realized therefrom, or as to the due and proper appointment of a substitute trustee, and, without being limited by the foregoing, as to any other act or thing having been duly done by Holder or by Trustee, shall be taken by all courts of law and equity as prima facie evidence that the said statements or recitals state facts and are without further question to be so accepted, and Grantor does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof. In the event of the resignation or death of Trustee, or his removal from his county of residence stated on the first page hereof, or his failure, refusal, or inability, for any reason, to make any such sale or to perform any of the trusts herein declared, or, at the option of Holder, with or without cause, then Holder may appoint, in writing, but without the necessity of recordation, notice or any other formality, a substitute trustee, who shall thereupon succeed to all the estates, titles, rights, powers, and trusts herein granted to and vested in Trustee. If Holder is a corporation or an association, such appointment may be made on behalf of such Holder by any person who is then the president, or a vice-president, or the cashier or secretary, or any other authorized officer or agent of Holder. In the event of the resignation or death of any such substitute trustee, or his failure, refusal, or inability to make any such sale or perform such trusts, or, at the option of Holder, without cause, successive substitute trustees may thereafter, from time to time, be appointed in the same manner. Wherever herein the word "Trustee" is used, the same shall mean the person who is the duly appointed trustee or substitute trustee hereunder at the time in question.

(d) Holder may, or Trustee may upon written request of Holder, proceed by suit or suits, at law or in equity, to enforce the payment and performance of the Obligation in accordance with the terms hereof and of the Note or other instruments evidencing it, to foreclose the liens, security interest and this Deed of Trust as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction.

(e) Holder, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud, or mismanagement on the part of Grantor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Property, or any part thereof, and of the income, rents, issues, and profits thereof.

(f) Holder may enter upon the Land, take possession of the property and remove the Accessories, or any part thereof, with or without judicial process, and, in connection therewith, without any responsibility or liability on the part of Holder, take possession of any property located on or in the Property which is not a part of the Property and hold or store such property at Grantor's expense.

(g) Holder may require Grantor to assemble the Accessories, or any part thereof, and make them available to Holder at a place to be designated by Holder which is reasonably convenient to Grantor and Holder.

(h) After notification, if any, hereafter provided in this Subsection 3.2(h), Holder may sell, lease, or otherwise dispose of, at the office of Holder, or on the Land, or elsewhere, as chosen by Holder, all or any part of the Accessories, in their then condition, or following any commercially reasonable preparation or processing, and each Sale (as used in this Subsection, the term "Sale" means any such sale, lease, or other disposition made pursuant to this Subsection 3.2(h)) may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts, and at any Sale, it shall not be necessary to exhibit the Accessories, or part thereof, being sold. The Sale of any part of the Accessories shall not exhaust Holder's power of Sale, but Sales may be made from time to time until the Obligation is paid and performed in full. Reasonable notification of the time and place of any public Sale pursuant to this Subsection 3.2(h), or reasonable notification of the time after which any private Sale is to made pursuant to this Subsection 3.2(h), shall be sent to Grantor and to any other person entitled under the Texas Business and Commerce Code ("Code") to notice; provided that if the Accessories or part thereof being sold are perishable, or threaten to decline rapidly in value, or are of a type customarily sold on a recognized market, Holder may sell, lease, or otherwise dispose of the Accessories, or part thereof, without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this Subsection 3.2(h).

(i) Holder may surrender the insurance policies maintained pursuant to Subsection 2.2(b) hereof, or any part thereof, and receive and apply the unearned premiums as a credit on the Obligation, and in connection therewith, Grantor hereby appoints Holder as the agent and attorney-in-fact for Grantor to collect such premiums.

(j) Holder may retain the Accessories in satisfaction of the Obligation whenever the circumstances are such that Holder is entitled to do so under the Code.

(k) Holder may buy the Property, or any part thereof, at any public or judicial sale.

(l) Holder may buy the Accessories, or any part thereof, at any private sale if the Accessories, or part thereof, being sold are a type customarily sold in a recognized market or are a type which is the subject of widely distributed standard price quotations.

(m) Holder shall have and may exercise any and all other rights and remedies which Holder may have at law or in equity, or by virtue of any other security instrument, or under the Code, or otherwise.

(n) Holder may apply the reserves, if any, required by Section 5.9 hereof, toward payment of the Obligation.

Section 3.3 <u>Holder as Purchaser</u>. If Holder is the purchaser of the Property, or any part thereof, at any sale thereof, whether such sale be under the power of sale hereinabove vested in Trustee, or upon any other foreclosure of the liens and security interest hereof, or otherwise, Holder shall, upon any such purchase, acquire good title to the Property so purchased, free of the liens and security interest of these presents.

Section 3.4 <u>Other Rights of Holder</u>. Should any part of the Property come into the possession of Holder, whether before or after default, Holder may use or operate the Property for the purpose of preserving it or its value, pursuant to the order of a court of appropriate jurisdiction, or in accordance with any other rights held by Holder in respect to the Property. Grantor covenants to promptly reimburse and pay to Holder, at the place where the Note is payable, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges), incurred by Holder in connection with its custody, preservation, use, or operation of the Property, together with interest thereon from the date incurred by Holder at the rate provided in the Note, and all such expenses, costs, taxes, interest, and other charges shall be a part of the Obligation. It is agreed, however, that the risk of loss or damage to the Property is on Grantor, and Holder shall have no liability whatsoever for decline in value of the Property, or for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured.

Section 3.5 <u>Possession After Foreclosure</u>. In case the liens or security interest hereof shall be foreclosed by Trustee's sale or by judicial action, the purchaser at any such sale shall receive, as an incident to his ownership, immediate possession of the property purchased, and if Grantor or Grantor's successors shall hold possession of said Property, or any part thereof, subsequent to foreclosure, Grantor and Grantor's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale, and anyone occupying the Property after demand is made for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

Section 3.6 <u>Application of Sales Proceeds Upon Foreclosure</u>. The proceeds from any sale, lease, or other disposition made pursuant to this Article III, or the proceeds from surrendering any insurance policies pursuant to Subsection 3.2(i) hereof, or any rental collected by Holder pursuant to Article IV hereof, or the reserves required by Section 5.9 hereof, or sums received pursuant to Section 5.7 hereof, or proceeds from insurance which Holder elects to apply to the Obligation pursuant to Section 5.8 hereof, shall be applied by Trustee, or by Holder, as the case may be, as follows: First, to the payment of all expenses of advertising, preserving, selling, and conveying the Property, or part thereof, including reasonable attorney's fees, and including a reasonable commission to Trustee not to exceed five percent (5%) of the proceeds of the sale; second, to interest on the Obligation; third, to principal on the matured portion of the Obligation; fourth, to prepayment of the unmatured portion, if any, of the Obligation applied to installments of principal in inverse order of maturity; and fifth, the balance, if any, remaining after the full and final payment and performance of the Obligation, to the person or persons legally entitled thereto.

Section 3.7 Abandonment of Sale. In the event a foreclosure hereunder should be commenced by Trustee in accordance with Subsection 3.2(c) hereof, Holder may at any time before the sale, direct Trustee to abandon the sale, and may then institute suit for the collection of the Note, and for the foreclosure of the liens and security interest hereof. If Holder should institute a suit for the collection of the Note, and for a foreclosure of the liens and security interest hereof, it may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee to sell the Property, or any part thereof, in accordance with the provisions of this Deed of Trust.

ARTICLE IV
Leases and Assignment of Rental

Section 4.1 Definitions. As used in this Deed of Trust: **(a)** "Lease" means any lease, sublease, or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or any interest therein, including all extended or renewal terms thereof and all modifications or amendments thereto and replacements therefor; **(b)** "Lessee" means the lessee, sublessee, tenant, or other person having the right to occupy or use a part of the Property under a Lease; and **(c)** "Rental" means the rents, royalties, and other consideration payable to Grantor by the Lessee under the terms of a lease.

Section 4.2 Assignment of Rental. Grantor hereby assigns to Holder all Rental payable under each Lease now or at any time hereafter existing, such assignment being upon the following terms **(a)** until receipt from Holder of notice of the occurrence of a default each Lessee may pay Rental directly to Grantor as licensee of Holder, but Grantor covenants to hold all Rental so paid in trust for the use and benefit of Holder; **(b)** upon receipt from Holder of notice that a default exists, or at any other time in the sole discretion of Holder that notice is given to a Lessee, each Lessee is hereby authorized and directed to pay directly to Holder all Rental thereafter accruing, and a receipt for such payment from Holder shall be a release of such Lessee to the extent of all amounts so paid; **(c)** Rental so received by Holder shall be applied by Holder, first, to the expenses, if any, of collection and then in accordance with Section 3.6; **(d)** without impairing its rights hereunder, Holder may, at its option, at any time and from time to time, release to Grantor Rental so received by Holder, or any part thereof; **(e)** Holder shall not be liable for its failure to collect, or its failure to exercise diligence in the collection of Rental, but shall be accountable only for Rental that it shall actually receive; **(f)** this assignment shall terminate upon the release of this Deed of Trust but no Lessee shall be required to take notice of termination until a copy of such release shall have been delivered to such Lessee. As between Holder and Grantor, and any person claiming through or under Grantor, other than a Lessee who has not received notice of default pursuant to Section 4.2(b), the assignment contained in this Section 4.2 is intended to be unconditional, and presently effective and the provisions of Subsection 4.2(a) and 4.2(b) are intended solely for the benefit of each Lessee and shall never inure to the benefit of Grantor or any person claiming through or under Grantor, other than a Lessee who has not received such notice. It shall never be necessary for Holder to institute legal proceedings of any kind whatsoever to enforce the provisions of this Section 4.2.

Section 4.3 <u>No Subordination</u>. Nothing in this Article IV shall ever be construed as subordinating this Deed of Trust to any Lease; provided, however, that any proceedings by Holder to foreclose this Deed of Trust, or any action by way of its entry into possession after default, shall not operate to terminate any Lease which has been approved by Holder, and Holder will not cause any Lessee under any such approved Lease to be disturbed in his possession and enjoyment of the leased premises so long as such Lessee shall continue to fully and promptly perform all of the terms, covenants, and provisions of its Lease.

Section 4.4 <u>Grantor's Obligations</u>. Grantor shall: **(a)** upon demand by Holder, assign to Holder, by separate instrument in form and substance satisfactory to Holder, any or all Leases, or the Rental payable thereunder, including but not limited to, any Lease which is now in existence or which may be executed after the date hereof; **(b)** neither accept from any Lessee, nor permit any Lessee to pay, Rental for more than one month in advance not including a customary security deposit; **(c)** comply, as lessor, with the terms and provisions of each Lease; **(d)** not waive, excuse, release, or condone any nonperformance of any covenants of any Lessee; **(e)** give to Holder duplicate notice of each default by each Lessee given by Grantor; and **(f)** cause each Lessee to agree (and each Lessee under each Lease executed after the date hereof does so agree) to give to Holder written notice of each and every default by Grantor under his Lease and not to exercise any remedies under such Lease unless Holder fails to cure such default within ten (10) days, or within such longer period as may be reasonably necessary if such default cannot be cured within ten (10) days, after Holder has received such notice, provided that Holder shall never have any obligation or duty to cure any such default.

Section 4.5 <u>Holder's Collection of Rental</u>. In the event Holder ever collects Rental through an agent, Holder shall be entitled to pay its agent as compensation for collecting such Rental, from sums so collected, a sum not to exceed five percent (5%) of the Rental so collected.

ARTICLE V.
Miscellaneous

Section 5. 1 <u>Release</u>. If the Obligation is paid in full in accordance with the terms of this Deed of Trust and the Note and other instruments evidencing or securing such Obligation, and if Grantor shall well and truly perform all of Grantor's covenants contained herein, then this conveyance shall become null and void and be released at Grantor's request and expense.

Section 5. 2 <u>Rights Cumulative</u>. All rights, remedies, powers, and privileges and all liens, titles, and security interests herein expressly conferred are cumulative, and shall not be deemed to deprive Holder or Trustee of any other legal or equitable rights, remedies, powers, privileges, liens, titles, or security interests by or through judicial proceedings or otherwise appropriate to enforce the conditions, covenants, and terms of this Deed of Trust, the Note, and other security instruments.

Section 5. 3 <u>Waivers</u>. Any and all covenants in this Deed of Trust may from time to time, by instrument in writing signed by Holder and delivered to Grantor, be waived to such extent and in such manner as Holder may desire, but no such waiver shall ever affect or

impair Holder's rights, remedies, powers, privileges, liens, titles, and security interest hereunder, except to the extent so specifically stated in such written agreement. Neither the exercise of, nor the failure to exercise any option or remedy under the terms of this Deed of Trust shall be considered as a waiver of the right to exercise same, or any other option or remedy given herein.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR UNCONDITIONALLY WAIVES (A) ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES BASED UPON OR RELATED TO SECTIONS 51.003, 51.004 AND 51.005 OF THE TEXAS PROPERTY CODE, TO THE EXTENT THE SAME PERTAIN OR MAY PERTAIN TO ANY ENFORCEMENT OF THE NOTE AND/OR GUARANTY AGREEMENT; AND (B) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY HOLDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF ANY OF THE LOAN DOCUMENTS.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF HOLDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS DEED AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.3.

Section 5.4 Maximum Rate of Interest. Grantor and Holder intend to comply with the applicable law governing the Maximum Rate (hereafter defined). All agreements between Grantor and Holder, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no event whatsoever, whether by reason of acceleration of the maturity of the Obligation or otherwise, shall the interest contracted for, charged, or received by Holder hereunder or otherwise exceed the Maximum Rate. If, in any contingency whatsoever, Holder shall receive anything of value deemed interest under applicable law which would cause the interest contracted for, charged, or received by the Holder to exceed the Maximum Rate, the excessive interest shall be applied to the reduction of the unpaid principal balance of the Obligation and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Obligation, such excess shall be refunded to Grantor, and the provisions herein and any demand on Grantor shall immediately be deemed reformed, and the amounts thereafter collectible hereunder shall be reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. All interest paid or agreed to be paid to the Holder, to the extent permitted by applicable law, shall be

amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full (including the period of any renewal or extension hereof) so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Rate.

The term "Maximum Rate," as used herein, shall mean the maximum nonusurious interest rate, if any, that at any time, or from time to time, may under applicable law be contracted for, taken, reserved, charged or received on the Obligation, or any portion thereof, under the laws which are presently in effect of the United States and the State of Texas applicable to such holder and such indebtedness or, to the extent allowed by law under such applicable laws of the United States of America and the State of Texas which may hereafter be in effect, which allow a higher maximum non-usurious interest rate than applicable laws now allow; provided, that in determining the Maximum Rate, due regard shall be given, to the extent required by applicable law, to any and all relevant payments, fees, charges, deposits, balances, agreements and calculations which may constitute or be deemed to constitute interest, or be deducted from principal to calculate the interest rate or otherwise affect interest rate determinations, so that in no event shall the Holder contract for, charge, receive, take, collect, reserve or apply, on the Obligation, or any portion thereof, any amount in excess of the maximum non-usurious rate of interest permitted by applicable law. To the extent that Texas law determines the Maximum Rate, the Maximum Rate shall be determined by utilizing the "indicated rate ceiling" from time to time in effect pursuant to the Texas Finance Code (V.T.C.A. Finance Code Section 303.001 et seq.) (the "Texas Finance Code") or such successor statute, as then in effect, governing usury. The Maximum Rate shall not be limited to the applicable rate ceiling in the Texas Finance Code or such successor statute if Federal laws or other state laws now or hereafter in effect and applicable to Obligation, or any portion thereof (and the interest contracted for, charged and collected hereunder) shall permit a higher rate of interest.

Section 5. 5 Effect of Transfer on Grantor's Liability. If the ownership of the Property or any part thereof becomes vested in a person other than Grantor or in the event of a change in ownership of any Grantor other than an individual, Holder may, without notice to Grantor or Grantor's successors, deal with such successor or successors in interest with reference to this Deed of Trust and the Obligation, either by way of forbearance on the part of Holder, or extension of time of payment of the Obligation, or release of all or any part of the Property or any other property securing payment of the Obligation, or otherwise, without in any way modifying or affecting Holder's rights and liens hereunder or the liability of Grantor or any other party liable for payment of the Obligation, in whole or in part.

Section 5. 6 Waiver of Right to Marshal. Grantor hereby waives all rights of marshaling in event of any foreclosure of the liens and security interests hereby created.

Section 5. 7 Condemnation Proceeds. Holder shall be entitled to receive any and all sums which may be awarded or become payable to Grantor for the condemnation of the Property, or any part thereof, for public or quasipublic use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for damages caused by public works or construction on or near the Property. All such sums are hereby assigned to Holder, and Grantor shall, upon request of Holder, make, execute, acknowledge, and deliver any and all additional assignments and documents as may be necessary from time

to time to enable Holder to collect and receipt for any such sums. Holder shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such sums. Any sums received by Holder in the event of condemnation shall be applied to installments on the Obligation in inverse order of maturity.

Section 5. 8 Insurance Proceeds. The proceeds of any and all insurance upon the Property shall be collected by Holder, and Holder shall have the option, in Holder's sole discretion, to apply any proceeds so collected either to the restoration of the Property or to the liquidation of the Obligation.

Section 5. 9 Reserve for Taxes and Insurance Premiums. At the request of Holder, Grantor shall create a fund or reserve for the payment of all insurance premiums, taxes, and assessments against or affecting the Property by paying to Holder, on the first day of each calendar month prior to the maturity of the Note, a sum equal to the premiums that will next become due and payable on the hazard insurance policies covering the Property, or any part thereof, plus taxes and assessments next due on the Property, or any part thereof, as estimated by Holder, less all sums paid previously to Holder therefor, divided by the number of months to elapse before one month prior to the date when such premiums, taxes, and assessments will become due, such sums to be held by Holder, without interest, unless interest is required by applicable law, for the purposes of paying such premiums, taxes, and assessments. Any excess reserve shall, at the discretion of Holder, be credited by Holder on subsequent reserve payments or subsequent payments to be made on the Note by the maker thereof, and all deficiency shall be paid by Grantor to Holder on or before the date when such premiums, taxes, and assessments shall become delinquent. In the event there exists a deficiency in such fund or reserve at any time when taxes, assessments, or insurance premiums are due and payable, Holder may, but shall not be obligated to, advance the amount of such deficiency on behalf of the Grantor, and such amounts so advanced shall become a part of the Obligation, shall be immediately due and payable and shall bear interest at the rate provided in the Note from the date of such advance through and including the date of repayment. Transfer of legal title to the Property shall automatically transfer the interest of Grantor in all sums deposited with Holder under the provisions hereof or otherwise. In the event that Holder does not request that such a fund be established, Grantor hereby agrees that he will promptly pay all premiums, taxes, and assessments when due, and will furnish to Holder proof of payment within 45 days of the due date by submitting canceled checks along with the statement concerning such taxes, premiums, or assessments.

Section 5. 10 Right to Accelerate Upon Transfer. If Grantor shall sell, convey, assign, or transfer all or any part of the Property or any interest therein or any beneficial interest in the Grantor, Holder may at Holder's option, declare the Obligation to be immediately due and payable, which option may be exercised at any time following such sale, conveyance, assignment, or transfer. Holder may in its sole discretion and at Grantor's request decide not to exercise said option in which event Holder's forbearance may be predicated on such terms and conditions as Holder may in its sole discretion require, including but not limited to Holder's approval of the transferee's credit worthiness and management ability, and the execution and delivery to Holder by transferee, prior to the sale, transfer, assignment, or conveyance of a written assumption agreement containing such terms as Holder may require, including but not limited to, a payment of a part of the principal amount

of the Obligation, the payment of an assumption fee, a modification of the term of the Obligation, and such other terms as Holder may require. Should the Property be sold, traded, transferred, assigned, exchanged, or otherwise disposed of without the prior written consent of Holder and payment of any portion of the Obligation is thereafter accepted by the Holder such acceptance shall not be deemed a waiver of the requirement of Holder's consent in writing thereto or with respect to any other sale, trade, transfer, assignment, exchange, or other disposition.

Section 5. 11 **Prohibition Against Subordinate Financing.** If Grantor, without the prior written consent of Holder, executes or delivers any pledge, security agreement, mortgage, or deed of trust covering all or any portion of the Property (hereafter called "Subordinate Mortgage") Holder may, at Holder's option, which option may be exercised at any time following such pledge, security agreement, mortgage, or deed of trust, declare the Obligation to be immediately due and payable. In the event of consent by Holder to the foregoing or in the event the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable under the provisions of any applicable law, Grantor will not execute or deliver any Subordinate Mortgage unless there shall have been delivered to Holder not less than ten (10) days prior to the date thereof a copy thereof which shall contain express covenants to the effect: **(a)** that the Subordinate Mortgage is in all respects unconditionally subject and subordinate to the lien, security interest, and assignment evidenced by this Deed of Trust and each term and provision hereof; **(b)** that if any action or proceeding shall be instituted to foreclose the Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), no tenant of any portion of the Property will be named as a party defendant, or will any action be taken with respect to the Property which would terminate any occupancy or tenancy of the Property without the prior written consent of Holder; **(c)** that the rents and profits, if collected through a receiver or by the Holder of the Subordinate Mortgage, shall be applied first to the obligations secured by this Deed of Trust, including principal and interest due and owing on or to become due and owing on the Note and the other indebtedness secured hereby and then to the payment of maintenance, operating charges, taxes, assessments, and disbursements incurred in connection with the ownership, operation, and maintenance of the Property; and **(d)** that if any action or proceeding shall be brought to foreclose the Subordinate Mortgage, (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), written notice of the commencement thereof will be given to Holder contemporaneously with the commencement of such action or proceeding.

Section 5. 12 **Subrogation.** It is understood and agreed that the proceeds of the Note, to the extent the same are utilized to renew or extend any indebtedness or take up any outstanding liens against the Property, or any portion thereof, have been advanced by Holder at Grantor's request and upon Grantor's representation that such amounts are due and payable. Holder shall be subrogated to any and all rights, remedies, powers, privileges, liens, titles, and security interests owned or claimed by any owner or holder of said outstanding indebtedness or lien, however remote, regardless of whether said indebtedness or lien is acquired by assignment or is released by the holder thereof upon payment.

Section 5. 13 **Covenant to Perform.** Grantor and each and every subsequent owner of the Property, or any part thereof, covenants and agrees that Grantor will perform or cause

to be performed, each and every condition, term, provision, and covenant of this Deed of Trust, except that Grantor shall have no duty to pay the indebtedness evidenced by the Note except in accordance with the terms of the Note and all renewals and extensions thereof, and this Deed of Trust or in accordance with the terms of the transfer to Grantor.

Section 5. 14 **Notice.** Except as otherwise provided herein, wherever this Deed of Trust requires notice to Grantor, such notice shall be deemed to have been given on the day it is deposited in the United States mail in a post-paid wrapper addressed to Grantor at the address stated on the first page hereof, or at such other address as Grantor may designate by notice in writing and previously actually received by Holder.

Section 5. 15 **Enforceability.** If the rights and liens created by this Deed of Trust shall be held by a court of competent jurisdiction to be invalid or unenforceable as to any part of the Obligation, the unsecured portion of the Obligation shall be completely paid prior to the payment of the remaining and secured portion of the Obligation, and all payments made on the Obligation shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Obligation.

Section 5. 16 **Successors and Assigns.** This Deed of Trust is binding upon Grantor and Grantor's successors, and shall inure to the benefit of Holder, and its successors and assigns, and the provisions hereof shall be covenants running with the Land. The duties, covenants, conditions, obligations, and warranties of Grantor in this Deed of Trust shall be joint and several obligations of Grantor and Grantor's successors.

Section 5. 17 **Counterparts.** This Deed of Trust may be executed in a number of identical counterparts, each of which, for all purposes, shall be deemed an original. If any Grantor is a corporation, this instrument is executed, sealed, and attested by Grantor's officers hereunto duly authorized.

Section 5. 18 **Financing Statement.** This Deed of Trust is intended to be a financing statement filed as a fixture filing with respect to the Accessories and the goods described at the beginning of this Deed of Trust which are or are to become fixtures relating to the Land. The address of Grantor (Debtor) is set forth on the first page hereof and the address of Holder (Secured Party) is set forth in Section 1.1 hereof. This Deed of Trust is to be filed for record in the real property records of the county clerk of the county or counties where the Land is located. Grantor is the record owner of the Land. A carbon, photographic, or other reproduction of this Deed of Trust or of a financing statement pursuant hereto is sufficient as a financing statement.

Section 5. 19 **Partial Invalidity.** If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

Section 5. 20 **Appraisal**. Holder may from time to time obtain, or require Grantor to obtain for Holder, an appraisal performed by a licensed or certified appraiser acceptable to Holder of any real property securing any extension of credit by Holder to Grantor. Grantor shall insure that such appraiser has free and full access to the subject real property for the purpose of making an appraisal. Grantor consents to such access by appraiser. If Grantor is not in possession of the real property at the time of the appraisal, Grantor shall obtain any consent and cooperation of any person in possession of the real property at the time of the appraisal. *Unless prohibited by applicable law*, Grantor shall pay to Holder, on demand, any fees incurred by Holder in obtaining any appraisal required under a regulation or policy of any applicable governmental authority or required under Holder's loan policy. Grantor's obligation under this paragraph shall be secured by Holder's lien upon the subject real property unless the real property is the homestead of the Grantor.

Section 5. 21 **Attorneys' Fees.** If this Deed of Trust or any document related to it is given by Holder to an attorney for enforcement, or if suit is brought for collection or enforcement, or if this Deed of Trust or any document related to it is collected or enforced through probate, bankruptcy or other judicial proceeding (or Holder takes action to protect its interests through probate, bankruptcy or other judicial proceedings), Grantor shall pay Holder reasonable attorneys' fees, court costs and expenses in addition to other amounts due hereunder.

Section 5. 22 **Severability.** Except as expressly provided to the contrary herein, each section, part, term, or provision of this Deed of Trust shall be considered severable, and if for any reason any article, section, part, term, or provision herein is determined to be invalid and contrary to or in conflict with any existing or future law or regulation by a court or governmental agency having valid jurisdiction, such determination shall not impair the operation of or have any other effect on other sections, parts, terms, or provisions of this Deed of Trust as may remain otherwise intelligible, and the latter shall continue to be given full force and effect and bind the parties hereto, and said invalid sections, parts, terms, or provisions shall not be deemed to be a part of this Deed of Trust.

Section 5. 23 **No Agency, Partnership or Joint Venture**. Nothing contained herein nor any acts of the parties hereto shall be deemed or construed by the Holder or by any other party as creating the relationship between them of **(i)** principal and agent, **(ii)** a partnership, or **(iii)** a joint venture.

Section 5. 24 **No Margin Stock**. None of the proceeds of the Obligations secured hereby will be used for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation U or a "margin security" with the meaning of Regulation T issued by the Board of Governors of the Federal Reserve System, or for any other purpose which would be inconsistent with such Regulations T or U or any other Regulations of such Board of Governors, or for any purpose prohibited by legal requirements or by the terms and conditions of the Loan Documents.

Section 5. 25 **Cross-Default Provision.** It is expressly understood and agreed that, should Grantor default or commit an event of default under or pursuant to any agreement

which is secured by a lien or liens on any portion of the Property, the Obligation hereby secured, at the option of the Holder, shall become due and payable.

EXECUTED as of the date first above written.

GRANTOR:

AIU 8800 VILLAGE DRIVE, LLC
a Delaware limited liability company

By: NAPLES JV LLC
a Delaware limited liability company
Sole Member

By: ______________________
James Walesa
Manager

STATE OF TEXAS §
§
COUNTY OF BEXAR §

BEFORE ME, the undersigned, a Notary Public in and for the said County and State, on this day personally appeared James Walesa, Manager of NAPLES JV LLC, a Delaware limited liability company, Sole Member of AIU 8800 VILLAGE DRIVE, LLC, a Delaware limited liability company, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same in the capacity and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 26th day of March, 2021.

EVERITT DONALD WALKER
Notary Public
STATE OF TEXAS
My Comm. Exp. 07/16/2021
ID# 6966862

NOTARY PUBLIC, State of Texas

AFTER RECORDING RETURN TO:
EQUITY SECURED FUND I, LLC
P.O. Box 2327
Georgetown, Texas 78627
Attn.: Vince DiMare

PREPARED IN THE LAW OFFICE OF:
SETTLEPOU
ATTORNEYS • COUNSELORS
3333 Lee Parkway, Eighth Floor
Dallas, Texas 75219

EXHIBIT "A"

Lots 1 and 2, Block 3, New City Block 13567, MARY MONT UNIT 1, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 4960 Page 207, Deed and Plat Records of Bexar County, Texas.